Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         I, Fanjun Wu, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Sunwin International Neutraceuticals, Inc. on Form 10-KSB for the fiscal year ended April 30, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Sunwin International Neutraceuticals, Inc.

August 15, 2005

                                                        By:/s/ Fanjun Wu
                                                        Fanjun Wu, CFO and Chief
                                                        and Principal
                                                        Accounting Officer